------------------------------------------------------------------

DIRECTORS                                    OFFICERS
Barton M. Biggs                              James W. Grisham
CHAIRMAN OF THE BOARD                        VICE PRESIDENT
  Chairman and Director, Morgan Stanley      Michael F. Klein
  Asset Management Inc. and Morgan Stanley   VICE PRESIDENT
  Asset Management Limited; Managing         Harold J. Schaaff,
  Director, Morgan Stanley & Co.             Jr.
  Incorporated; Director, Morgan Stanley     VICE PRESIDENT
  Group Inc.                                 Joseph P. Stadler
Frederick B. Whittemore                      VICE PRESIDENT
VICE-CHAIRMAN OF THE BOARD                   Valerie Y. Lewis
  Advisory Director, Morgan Stanley & Co.    SECRETARY
  Incorporated                               Karl O. Hartmann
Warren J. Olsen                              ASSISTANT SECRETARY
DIRECTOR AND PRESIDENT                       James R. Rooney
  Principal, Morgan Stanley Asset            TREASURER
  Management Inc. and Morgan Stanley & Co.   Joanna M. Haigney
  Incorporated                               ASSISTANT TREASURER
John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.
Gerard E. Jones
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and CEO, Pinacle
L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Bryan, Cave

------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
------------------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
------------------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
------------------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

------------------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                            EQUITY GROWTH PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1996

LETTER TO SHAREHOLDERS
-------

The Equity Growth Portfolio employs a growth-oriented investment strategy seeking long-term capital appreciation. The Portfolio seeks to accomplish its objective by investing primarily in equities of medium and large capitalization companies exhibiting sustainable earnings growth.

For the nine month period ended September 30, 1996, the Portfolio had a total return of 21.14% for the Class A shares and 20.27% for the Class B shares, as compared to a total return of 13.49% for the S&P 500 Index. The average annual total return for the twelve month and five year periods ended September 30, 1996 and for the period from inception on April 2, 1991 through September 30, 1996 was 27.85%, 17.07% and 16.25%, respectively, for the Class A shares, as compared to 20.31%, 15.21% and 14.96%, respectively, for the Index.

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
----------------------------------------------------

                                          TOTAL RETURNS(2)
                          ------------------------------------------------
                                                                 AVERAGE
                                                    AVERAGE      ANNUAL
                                                    ANNUAL        SINCE
                             YTD      ONE YEAR    FIVE YEARS    INCEPTION
                          ---------  -----------  -----------  -----------
PORTFOLIO--CLASS A......      21.14%      27.85%       17.07%       16.25%
PORTFOLIO--CLASS B(3)...      20.27         N/A          N/A          N/A
INDEX...................      13.49       20.31        15.21        14.96

1.  The S&P 500 Index is an unmanaged index of common stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3.  The Portfolio began offering Class B shares on January 2, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

We made several major investment shifts during the September quarter. First, we took advantage of the July plunge in the Nasdaq market to beef up our holdings of higher beta growth stocks. Second, we reduced our large tobacco position dramatically in early August, then repurchased shares after the litigation-induced August sell-off in the group. Third, we continued to take profits in financials. This year we have reduced our financial holdings from about 30% in the first quarter down to 14%, equal to the S&P 500 weighting.

At any given time, the Portfolio will own a mix of "low-flying" growth stocks and "high-flying" growth issues, with the common themes running through the Portfolio being solid EPS growth, high or rising earnings quality, and stable or rising consensus expectations. We also seek positive surprise. We will own a stock on the new high list if we think fundamentals are exceptionally strong and investors' high expectations can be met or exceeded. But stocks driven down by unfounded fears can also represent wonderful positive surprise candidates, and we can often take advantage of trading opportunities created by investor nervousness and momentum selling.

The July Nasdaq swoon presented such an opportunity. While many of our "low-flying", blue chip growth stocks were going up in July, many "high-fliers" were decimated without any bad news. The trigger was the early July earnings disappointments by three highly regarded growth companies: Motorola, United Healthcare and Hewlett Packard. The immediate and herd-like reaction on Wall Street was to reduce beta in portfolios. We cut the other way, using the sell-off to add to some of our higher-beta holdings like HFS and Boston Chicken, and to establish positions in some new higher-beta, high growth names like GTECH, International Game Technology, and American Pad and Paper. For example, HFS declined from $72 in June to $50 in early August and is now in the mid-$70's. Boston Chicken went from $37 to $26 and then shot up to $36 before correcting a few points. We were able to acquire a large position in

GTECH, the world's dominant on-line lottery company, in the high $20's, although it had been as high as $36 earlier this year.

We are typically not heavily invested in technology stocks, although we also used the July over-the-counter meltdown as a chance to increase this exposure somewhat, adding to names like Intel and establishing some smaller new positions such as Netscape. The technology weighting was 7% at September 30, versus 12% for the S&P 500.

Tobacco was one of the worst sectors in the market during the September quarter. As of June 30, approximately 14% of the Portfolio was in tobacco (including Loews, which is really a conglomerate), with Philip Morris alone accounting for over 7%. In August, when the tobacco industry lost its first product liability trial since 1988, the stocks plummeted. Philip Morris fell about 14% in the quarter, RJR Nabisco declined almost 18% and Loews fell 2%, while the S&P 500 rose 3%.

How did we survive this group debacle and still outperform the market and our peer group in the third quarter? While some credit goes to successful stock picks in other sectors, we also were fortunate to have cut our tobacco exposure by about half, when the stocks were rising in July and early August, benefiting from the flood of money exiting high beta areas for lower beta issues, as mentioned earlier.

We knew the Carter product liability trial was underway and felt that the industry could lose, but was not likely to. In our view, however, the sharp sell-off in the group in the aftermath of the wrongful injury award was a big overreaction. The industry has lost a case before and will likely lose one (or more) again. But the investor fears triggered by this event completely overwhelmed some meaningful positives. Earlier in the summer, the big Castano class action suit against the industry was decertified. Several weeks after losing the Carter trial, the industry won its next case. Yet Philip Morris, which was as high as $107 before the Carter verdict and got down to $86, only returned to the low $90's on the recent victory.

To paraphrase Warren Buffett, Philip Morris stock has underperformed the company this year. Earnings are up 18%, dividends up 20%, yet the stock is flat. Philip Morris has been a wonderful stock over time because it is a global powerhouse with enormous free cash flow generation, dominant brands, recession-proof businesses, high margins and solid top-line growth. Tobacco litigation has been around a long time but litigation scares have always proved to be buying opportunities. The one time investors got burned in tobacco stocks was in 1993 when Marlboro Friday destroyed industry pricing. Business was bad then and profits declined. But now, business is great, the company's balance sheet is the strongest it has been in eight years and Philip Morris management is fired up and shareholder oriented. Yet Philip Morris stock is approaching its biggest discount ever relative to other consumer product company stocks.

This sets up a very favorable risk/reward scenario for investors, in my view. If the tobacco litigation situation improves, significant P/E expansion occurs. If the environment does not improve and tobacco P/E's stay low, then we still have cash flow and growth on our side. At $93, with no P/E expansion and using $10.50 of EPS in 1998, the stock is $127 in two years, and we will get another $10.50 or so in dividends, which works out to 49% over two years. Philip Morris is now at close to its biggest discount ever to other consumer product company stocks, yet its relative growth rate now is higher (e.g. PepsiCo, Kellogg and others have stumbled this year) and its balance sheet is stronger now. The stock traded as high as 16 times earnings in 1992, when the company's balance sheet was much weaker, international tobacco (which gets a higher P/E than domestic) was much smaller and when private label was hurting business and Marlboro Friday was still ahead.

The company is bursting at the seams with international growth opportunities and cash generation. If Philip Morris stock were to get back to its old P/E peak of 16 in two years, that puts the stock at $168. With dividends, that is a two-year return of 92%. I believe the multiple will go much higher than 16 if tobacco litigation is eventually resolved through a global settlement, which has been floated in the press from time to time. There are not certainties in the market, but when fears are high and business is good, it usually works out well. We own Philip Morris, RJR Nabisco and Loews because we believe these stocks will be very rewarding over the next few years.

Kurt Feuerman
PORTFOLIO MANAGER

October 1996

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1996

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
 COMMON STOCKS (93.9%)
   CAPITAL GOODS-CONSTRUCTION (8.6%)
     AEROSPACE & DEFENSE (7.0%)
         22,200    Boeing Co.                           $   2,098
         21,300    General Dynamics Corp.                   1,467
         48,700    McDonnell Douglas Corp.                  2,557
         25,900    Rockwell International Corp.             1,460
         73,500    United Technologies Corp.                8,829
                                                        ---------
                                                           16,411
                                                        ---------
     BUILDING & CONSTRUCTION (0.2%)
         35,800    AMRE, Inc.                                 497
                                                        ---------
     ELECTRICAL EQUIPMENT (0.8%)
         16,500    American Standard Cos.                     565
         13,000    Emerson Electric Co.                     1,172
                                                        ---------
                                                            1,737
                                                        ---------
     ENVIRONMENTAL CONTROLS (0.4%)
         25,500    WMX Technologies, Inc.                     838
                                                        ---------
     MACHINERY (0.2%)
         14,100    Sundstrand Corp.                           550
                                                        ---------
  TOTAL CAPITAL GOODS-CONSTRUCTION                         20,033
                                                        ---------
   CONSUMER-CYCLICAL (29.5%)
     AUTOMOTIVE (0.7%)
         36,100    Goodyear Tire & Rubber Co.               1,665
                                                        ---------
     BROADCAST-RADIO & TELEVISION (2.1%)
          6,900    Clear Channel Communications, Inc.         611
         27,450    Heftel Broadcasting Corp., Class A       1,198
         36,600    Infinity Broadcasting, Class A           1,153
         12,000    Telemundo Group, Inc., Class A             411
         24,100    Univision Communications, Inc.             807
         23,700    Viacom, Inc., Class B                      841
                                                        ---------
                                                            5,021
                                                        ---------
     ENTERTAINMENT & LEISURE (5.2%)
         51,700    AMC Entertainment, Inc.                    808
          9,900    Anchor Gaming                              616
         23,200    Family Golf Centers, Inc.                  673
        232,000    GTECH Holdings Corp.                     7,453
         28,100    WMS Industries, Inc.                       759
         29,500    Walt Disney Co.                          1,869
                                                        ---------
                                                           12,178
                                                        ---------
     FOOD SERVICE (4.3%)
        184,100    Boston Chicken, Inc.                     6,490

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
         49,600    Brinker International, Inc.          $     843
         54,400    Cracker Barrel Old Country Store,
                    Inc.                                    1,231
         20,600    Einstein/Noah Bagel Corp.                  633
         61,600    Foodmaker, Inc.                            616
          8,600    Premark International, Inc.                162
                                                        ---------
                                                            9,975
                                                        ---------
     GAMING & LODGING (8.3%)
        161,400    HFS, Inc.                               10,794
         58,800    Hilton Hotels Corp.                      1,668
        283,600    International Game Technology            5,814
         26,200    ITT Corp.                                1,143
                                                        ---------
                                                           19,419
                                                        ---------
     HOUSEHOLD FURNISHINGS & APPLIANCES (0.2%)
          8,300    Tupperware Corp.                           407
                                                        ---------
     PHOTOGRAPHY & OPTICAL (1.3%)
         29,400    Eastman Kodak Co.                        2,308
         13,400    Oakley, Inc.                               570
          7,300    PCA International, Inc.                    120
                                                        ---------
                                                            2,998
                                                        ---------
     PUBLISHING (4.4%)
         16,400    Gannett Co., Inc.                        1,154
         47,200    Hollinger International, Inc.,
                    Class A                                   531
        579,600    K-III Communications Corp.               6,013
         22,000    New York Times Co., Class A.               743
         94,200    News Corp. Ltd., ADR                     1,967
                                                        ---------
                                                           10,408
                                                        ---------
     RETAIL-GENERAL (3.0%)
        216,600    Food Lion Inc., Class B                  1,922
         42,600    General Nutrition Cos., Inc.               748
         41,200    Home Depot, Inc.                         2,343
         76,200    PetSmart, Inc.                           1,972
                                                        ---------
                                                            6,985
                                                        ---------
  TOTAL CONSUMER-CYCLICAL                                  69,056
                                                        ---------
   CONSUMER-STAPLES (23.2%)
     BEVERAGES (1.2%)
         61,400    Coca Cola Enterprises, Inc.              2,778
                                                        ---------
     DRUGS (3.4%)
         39,100    American Home Products Corp.             2,493
          3,900    Amgen, Inc.                                246
         16,000    Merck & Co., Inc.                        1,126
         17,200    Pfizer, Inc.                             1,361

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
     DRUGS  (CONTINUED)
         44,900    Schering-Plough Corp.                $   2,761
                                                        ---------
                                                            7,987
                                                        ---------
     FOOD (2.6%)
         41,000    Campbell Soup Co.                        3,198
         43,200    Interstate Bakeries Corp.                1,577
         18,900    Ralston Purina Group                     1,295
                                                        ---------
                                                            6,070
                                                        ---------
     HEALTH CARE SUPPLIES & SERVICES (1.1%)
         26,900    Columbia/HCA Healthcare Corp.            1,530
          3,900    PacifiCare Health Systems, Inc.,
                    Class B                                   337
         17,600    United Healthcare Corp.                    733
                                                        ---------
                                                            2,600
                                                        ---------
     HOSPITAL SUPPLIES & SERVICES (1.6%)
         21,100    Aetna, Inc.                              1,485
         51,400    Becton Dickinson & Co.                   2,274
                                                        ---------
                                                            3,759
                                                        ---------
     PERSONAL CARE PRODUCTS (1.1%)
         34,100    Gillette Co.                             2,460
                                                        ---------
     TEXTILES & APPAREL (0.3%)
         28,600    Designer Holdings Ltd.                     747
                                                        ---------
     TOBACCO (11.9%)
         36,100    Consolidated Cigar Holdings Inc.         1,105
        216,500    Philip Morris Cos., Inc.                19,431
        284,800    RJR Nabisco Holdings Corp.               7,405
                                                        ---------
                                                           27,941
                                                        ---------
  TOTAL CONSUMER-STAPLES                                   54,342
                                                        ---------
   DIVERSIFIED (6.7%)
         74,400    AlliedSignal, Inc.                       4,901
             80    Berkshire Hathaway, Inc., Class A        2,572
         85,700    Loews Corp.                              6,631
         61,400    U.S. Industries, Inc.                    1,612
                                                        ---------
  TOTAL DIVERSIFIED                                        15,716
                                                        ---------
   ENERGY (0.1%)
          7,600    AES Corp.                                  298
                                                        ---------
   FINANCE (13.6%)
     BANKING (3.0%)
         26,768    Chase Manhattan Corp.                    2,145
         18,733    Wells Fargo & Co.                        4,870
                                                        ---------
                                                            7,015
                                                        ---------
     FINANCIAL SERVICES (6.1%)
        106,300    American Express Co.                     4,916
         14,900    Associates First Capital Corp.             611
         24,000    CIGNA Corp.                              2,877
                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
         24,200    Dean Witter Discover & Co.           $   1,331
         33,900    Franklin Resources, Inc.                 2,250
         29,200    Student Loan Marketing Association       2,179
                                                        ---------
                                                           14,164
                                                        ---------
     INSURANCE (4.2%)
         61,900    Ace Ltd.                                 3,273
         32,300    CMAC Investment Corp.                    2,051
         36,200    Exel Ltd.                                1,258
         27,900    PartnerRe Ltd.                             795
         45,900    PMI Group (The), Inc.                    2,439
                                                        ---------
                                                            9,816
                                                        ---------
     REAL ESTATE (0.3%)
         31,000    Insignia Financial Group, Inc.,
                    Class A                                   790
                                                        ---------
  TOTAL FINANCE                                            31,785
                                                        ---------
   MATERIALS (2.6%)
     CHEMICALS (2.1%)
         21,200    Hercules, Inc.                           1,161
         57,700    Monsanto Co.                             2,106
         19,500    Olin Corp.                               1,638
                                                        ---------
                                                            4,905
                                                        ---------
     FOREST PRODUCTS & PAPER (0.5%)
         50,600    American Pad & Paper Co.                 1,075
                                                        ---------
  TOTAL MATERIALS                                           5,980
                                                        ---------
   SERVICES (2.3%)
     PROFESSIONAL SERVICES (1.6%)
         48,850    CUC International, Inc.                  1,948
          1,900    Catalina Marketing Corp.                   101
         19,700    First Data Corp.                         1,608
         10,000    Snyder Communications, Inc.                190
                                                        ---------
                                                            3,847
                                                        ---------
     TRANSPORTATION (0.7%)
         19,800    AMR Corp.                                1,577
                                                        ---------
  TOTAL SERVICES                                            5,424
                                                        ---------
   TECHNOLOGY (7.3%)
     ELECTRONICS (2.2%)
         19,800    Applied Materials, Inc.                    547
         26,400    Cisco Systems, Inc.                      1,639
         23,900    Intel Corp.                              2,281
         11,100    Motorola, Inc.                             573
         10,000    Watkins-Johnson Co.                        202
                                                        ---------
                                                            5,242
                                                        ---------
     OFFICE EQUIPMENT (1.7%)
         17,400    Hewlett Packard Co.                        848
         14,600    International Business Machines
                    Corp.                                   1,818

                                                          VALUE
         SHARES                                           (000)
---------------                                         ---------
     OFFICE EQUIPMENT  (CONTINUED)
         19,600    U.S. Robotics Corp.                  $   1,267
                                                        ---------
                                                            3,933
                                                        ---------
     SOFTWARE SERVICES (2.5%)
         13,300    America Online, Inc.                       474
         19,200    Microsoft Corp.                          2,532
         19,300    Netscape Communications Corp.              895
         27,000    Oracle System Corp.                      1,149
         23,800    Sterling Commerce, Inc.                    702
                                                        ---------
                                                            5,752
                                                        ---------
     TELECOMMUNICATIONS (0.9%)
         33,300    AirTouch Communications, Inc.              920
         21,100    AT&T Corp.                               1,102
                                                        ---------
                                                            2,022
                                                        ---------
  TOTAL TECHNOLOGY                                         16,949
                                                        ---------
TOTAL COMMON STOCKS (Cost $197,132)                       219,583
                                                        ---------
     FACE
    AMOUNT
     (000)
---------------
 SHORT-TERM INVESTMENT (5.7%)
   REPURCHASE AGREEMENT (5.7%)
$        13,349    Goldman Sachs & Co., 5.625%, dated
                    9/30/96, due 10/01/96, to be
                    repurchased at $13,351,
                    collateralized by $13,665 U.S.
                    Treasury Notes, 6.50%, due
                    8/15/05, valued at $13,492 (Cost
                    $13,349)                               13,349
                                                        ---------
TOTAL INVESTMENTS (99.6%) (Cost $210,481)                 232,932
                                                        ---------
OTHER ASSETS AND LIABILITIES (0.4%)
 Other Assets                                               3,666
 Liabilities                                               (2,813)
                                                        ---------
                                                              853
                                                        ---------
NET ASSETS (100%)                                       $ 233,785
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                              $ 228,247
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 14,179,191 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)             $16.10
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                 $5,538
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 344,428 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                   $16.08
                                                        ---------
                                                        ---------

----------------------------------
ADR -- American Depositary Receipt